EXHIBIT 10.10

Blanket Accident Insurance

Endorsement

Policy Period	JANUARY 1, 2005 TO JANUARY 1, 2006

Effective Date	JANUARY 01, 2005

Policy Number	6404-48-82

Policyholder	RYERSON TULL, INC.

Name of Company	FEDERAL INSURANCE COMPANY

Date Issued	FEBRUARY 8, 2005

The following amends the Blanket Accident Insurance Contract:

ENDORSEMENT - JANUARY 1, 2005 RENEWAL

THE POLICY PERIOD, WHEREVER IT APPEARS IN THE POLICY, IS EXTENDED FROM JANUARY 1, 2005 TO JANUARY 1, 2006. FOR A PREMIUM OF $2,220.

THE POLICY TERMINATES EFFECTIVE JANUARY 1, 2006.

All other terms and conditions remain unchanged.

Authorized Representative	/s/ Robert Hamburger
Robert Hamburger

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Form 44-02-0926 (Ed. 1-95) Endorsement	Page 1

Blanket Accident Insurance

Schedule of Forms

Policy Period	JANUARY 1, 2005 TO JANUARY 1, 2006

Effective Date	JANUARY 01, 2005

Policy Number	6404-48-82

Policyholder	RYERSON TULL, INC.

Name of Company	FEDERAL INSURANCE COMPANY

Date Issued	FEBRUARY 8, 2005

The following is a schedule of forms issued with the policy at inception.

Form Name	Form Number
ENDORSEMENT - JANUARY 1, 2005 RENEWAL	44-02-0926 (01/95)

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Form 44-02-0992 (Ed. 1-95) Schedule of Forms	Page 1